Accumulated other comprehensive income (Tables)	6 Months Ended
Jun. 30, 2012
Accumulated other comprehensive income
Accumulated other comprehensive income
	Gains/ (losses) on cash flow hedges	Cumulative translation adjustments	Unrealized gains/ (losses) on securities	Actuarial gains/ (losses)	Net prior service cost	Accumu- lated other compre- hensive income

6M12 (CHF million)

Balance at beginning of period	0	(10,326)	96	(729)	4	(10,955)

Increase/(decrease)	1	(157)	133	(1)	0	(24)

Reclassification adjustments, included in net income	0	1	(11)	27	0	17

Balance at end of period	1	(10,482)	218	(703)	4	(10,962)

6M11 (CHF million)

Balance at beginning of period	32	(9,994)	99	(871)	5	(10,729)

Increase/(decrease)	5	(1,942)	(14)	0	0	(1,951)

Reclassification adjustments, included in net income	(27)	7	(24)	19	(1)	(26)

Balance at end of period	10	(11,929)	61	(852)	4	(12,706)